                                                                    EXHIBIT 99.3


CASE NAME:      KEVCO HOLDING, INC.                                ACCRUAL BASIS

CASE NUMBER:    401-40785-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                         TREASURER
---------------------------------------                 ------------------------
Original Signature of Responsible Party                          Title

WILFORD W. SIMPSON                                         DECEMBER 18, 2001
---------------------------------------                 ------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ Dennis S. Faulkner                                   ACCOUNTANT FOR DEBTOR
---------------------------------------                 ------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                         DECEMBER 18, 2001
---------------------------------------                 ------------------------
Printed Name of Preparer                                         Date

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 1

CASE NUMBER:    401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED         MONTH            MONTH
ASSETS                                                   AMOUNT          OCT-01           NOV-01              MONTH
------                                                ------------     ------------     ------------       ------------
1.  Unrestricted Cash                                          232                0                0
2.  Restricted Cash
3.  Total Cash                                                 232                0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                          0                0                0
9.  Total Current Assets                                       232                0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                              0                0                0
13. Due From Insiders
14. Other Assets - Net of Amortization                  95,356,800                0                0
15. Other (Attach List)                                 14,496,631       14,496,631       14,496,631
16. Total Assets                                       109,853,663       14,496,631       14,496,631

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                           0                0
23. Total Post Petition Liabilities                                               0                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                             75,885,064       14,891,816       13,358,109
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                328,039,345      321,188,722      321,188,722
28. Total Pre Petition Liabilities                     403,924,409      336,080,538      334,546,831
29. Total Liabilities                                  403,924,409      336,080,538      334,546,831

EQUITY

30. Pre Petition Owners' Equity                                        (294,070,746)    (294,070,746)
31. Post Petition Cumulative Profit Or (Loss)                           (88,505,859)     (88,505,859)
32. Direct Charges To Equity (FOOTNOTE)                                  60,992,698       62,526,405
33. Total Equity                                                       (321,583,907)    (320,050,200)
34. Total Liabilities and Equity                                         14,496,631       14,496,631

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO HOLDING, INC.                             SUPPLEMENT TO

CASE NUMBER:    401-40785-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                SCHEDULED            MONTH               MONTH
ASSETS                                           AMOUNT             OCT-01              NOV-01            MONTH
------                                          ---------           ------              ------            -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                               0                0                 0

A. Goodwill: SSS                                  6,097,280
B. Goodwill: Bowen                               13,569,437
C. Goodwill: BTE                                  1,657,846
D. Goodwill: Shelter                             74,032,237
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE                            1495,356,800                0                 0

A. Investment in Subsidiaries                    14,496,631       14,496,631        14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                     14,496,631       14,496,631        14,496,631

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                      0                 0

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                 199,539,345      192,688,722       192,688,722
B. 10 3/8% Senior Sub. Notes                    105,000,000      105,000,000       105,000,000
C. Sr. Sub. Exchangeable Notes                   23,500,000       23,500,000        23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                           328,039,345      321,188,722       321,188,722

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 2

CASE NUMBER:    401-40785-BJH-11




INCOME STATEMENT
                                                       MONTH             MONTH                              QUARTER
REVENUES                                              OCT-01            NOV-01            MONTH              TOTAL
--------                                              ------            ------            -----             -------
1.  Gross Revenues                                                                                             0
2.  Less: Returns & Discounts                                                                                  0
3.  Net Revenue                                           0                0                                   0

COST OF GOODS SOLD

4.  Material                                                                                                   0
5.  Direct Labor                                                                                               0
6.  Direct Overhead                                                                                            0
7.  Total Cost Of Goods Sold                              0                0                                   0
8.  Gross Profit                                          0                0                                   0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                             0
10. Selling & Marketing                                                                                        0
11. General & Administrative                                                                                   0
12. Rent & Lease                                                                                               0
13. Other (Attach List)                                                                                        0
14. Total Operating Expenses                              0                0                                   0
15. Income Before Non-Operating
    Income & Expense                                      0                0                                   0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                       0                0                                   0
17. Non-Operating Expense (Att List)                      0                0                                   0
18. Interest Expense                                                                                           0
19. Depreciation / Depletion                                                                                   0
20. Amortization                                                                                               0
21. Other (Attach List)                                   0                0                                   0
22. Net Other Income & Expenses                           0                0                                   0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                          0
24. U.S. Trustee Fees                                                                                          0
25. Other (Attach List)                                                                                        0
26. Total Reorganization Expenses                         0                0                                   0
27. Income Tax                                                                                                 0
28. Net Profit (Loss)                                     0                0                                   0

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 3

CASE NUMBER:    401-40785-BJH-11

CASH RECEIPTS AND                                      MONTH             MONTH                              QUARTER
DISBURSEMENTS                                         OCT-01            NOV-01            MONTH              TOTAL
-------------                                         ------            ------            -----             -------
1.  Cash - Beginning Of Month                               0                 0                                   0

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Interco. Transfer)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                            0                 0                                   0
10. Total Receipts                                          0                 0                                   0
11. Total Cash Available                                    0                 0                                   0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)                                     0                 0                                   0
26. Total Operating Disbursements                           0                 0                                   0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                     0                 0                                   0
32. Net Cash Flow                                           0                 0                                   0
33. Cash - End of Month                                     0                 0                                   0

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 4

CASE NUMBER:    401-40785-BJH-11

                                                      SCHEDULED            MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT             OCT-01            NOV-01             MONTH
-------------------------                             --------            ------            ------             -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                               0                  0                0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                               0                  0                0                  0

AGING OF POST PETITION                                      MONTH:   NOVEMBER-01
TAXES AND PAYABLES                                                --------------

                                       0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                           DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                          ------           -------            -------             ----             -----
1.  Federal                                                                                                        0
2.  State                                                                                                          0
3.  Local                                                                                                          0
4.  Other (Attach List)                  0                  0                  0                0                  0
5.  Total Taxes Payable                  0                  0                  0                0                  0
6.  Accounts Payable                                                                                               0

                                                            MONTH:   NOVEMBER-01
                                                                  --------------
STATUS OF POST PETITION TAXES

                                                BEGINNING TAX        AMOUNT WITHHELD                       ENDING TAX
FEDERAL                                          LIABILITY*           AND/OR ACCRUED    (AMOUNT PAID)       LIABILITY
-------                                         -------------        ---------------    -------------      ----------
1.  Withholding **                                                                                                 0
2.  FICA - Employee **                                                                                             0
3.  FICA - Employer **                                                                                             0
4.  Unemployment                                                                                                   0
5.  Income                                                                                                         0
6.  Other (Attach List)                                     0                  0                0                  0
7.  Total Federal Taxes                                     0                  0                0                  0

STATE AND LOCAL

8.  Withholding                                                                                                    0
9.  Sales                                                                                                          0
10. Excise                                                                                                         0
11. Unemployment                                                                                                   0
12. Real Property                                                                                                  0
13. Personal Property                                                                                              0
14. Other (Attach List)                                                                                            0
15. Total State And Local                                   0                  0                0                  0
16. Total Taxes                                             0                  0                0                  0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:    401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:     NOVEMBER-01
                                                                ----------------

BANK RECONCILIATIONS                            Account # 1        Account # 2
--------------------                            -----------        -----------
A.  BANK:                                                                         Other Accounts         TOTAL
B.  ACCOUNT NUMBER:                                                                (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                0
2.  Add: Total Deposits Not Credited                                                                          0
3.  Subtract: Outstanding Checks                                                                              0
4.  Other Reconciling Items                                                                                   0
5.  Month End Balance Per Books                                                                               0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                             DATE OF       TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE     INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                  --------     ----------     --------------     -------------

7.

8.

9.

10. (Attach List)

11. Total Investments                                                            0                  0

CASH

12.  Currency On Hand                                                                               0
13.  Total Cash - End of Month                                                                      0

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 6

CASE NUMBER:    401-40785-BJH-11
                                                            MONTH:   NOVEMBER-01
                                                                  --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF               AMOUNT           TOTAL PAID
          NAME                          PAYMENT                PAID             TO DATE
          ----                          -------               ------           ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                    0                0

                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                       TOTAL
                                AUTHORIZING         AMOUNT           AMOUNT     TOTAL PAID      INCURRED
         NAME                     PAYMENT          APPROVED           PAID        TO DATE       & UNPAID*
         ----                   -----------        --------          ------     ----------      ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                       0              0             0             0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                SCHEDULED          AMOUNTS           TOTAL
                                                 MONTHLY            PAID             UNPAID
                                                PAYMENTS           DURING             POST
    NAME OF CREDITOR                               DUE              MONTH           PETITION
    ----------------                            --------           -------          --------
1.  Bank of America                                                       0         13,358,109
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                             0                   0         13,358,109

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

CASE NAME:      KEVCO HOLDING, INC.                            ACCRUAL BASIS - 7

CASE NUMBER:    401-40785-BJH-11
                                                            MONTH:   NOVEMBER-01
                                                                  --------------

QUESTIONNAIRE

                                                                                         YES           NO
                                                                                         ---           --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                   X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                            X

5.   Have any Post Petition Loans been received by the debtor from any party?                           X

6.   Are any Post Petition Payroll Taxes past due?                                                      X

7.   Are any Post Petition State or Federal Income Taxes past due?                                      X

8.   Are any Post Petition Real Estate Taxes past due?                                                  X

9.   Are any other Post Petition Taxes past due?                                                        X

10.  Are any amounts owed to Post Petition creditors delinquent?                                        X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                 X

12.  Are any wage payments past due?                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                         YES           NO
                                                                                         ---           --

1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                 X

2.   Are all premium payments paid current?                                               X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

     TYPE OF POLICY                     CARRIER                    PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
     --------------                     -------                    --------------         --------------------------
General Liability                    Liberty Mutual                9/1/00-3/1/02          Semi-Annual        $64,657

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

CASE NAME:      KEVCO HOLDING, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40785-BJH-11                                ACCRUAL BASIS

                                                             MONTH:  NOVEMBER-01
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER      FOOTNOTE / EXPLANATION
------          -----------      ----------------------
  1                 24           The direct charges to equity are due to the
  1                 32           secured debt reductions pursuant to sales of
                                 Kevco Manufacturing, L.P.'s operating
                                 divisions, the asset sale of the South Region
                                 of Kevco Distribution, as well as direct cash
                                 payments. The secured debt owed to Bank of
                                 America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                                 has been guaranteed by all of its co-debtors
                                 (See Footnote 1,27A); therefore, the secured
                                 debt is reflected as a liability on all of the
                                 Kevco entities. The charge to equity is simply
                                 an adjustment to the balance sheet.

  1                 27A          Intercompany payables are to co-debtors Kevco
                                 Management Co. (Case No. 401-40788-BJH-11), Kevco
                                 Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                 Manufacturing, LP (Case No. 401-40784-BJH-11), DCM
                                 Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco,
                                 Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                                 (Case No. 401-40786-BJH-11), and Kevco Components,
                                 Inc. (Case No. 401-40790-BJH-11).